SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                     FORM 8K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                         Date of Report: August 29, 2002


                               FAYBER GROUP, INC.
                  ---------------------------------------------
             (Exact name of registrant as specified in its charter)


       COLORADO                      000-30999               85-1542260
------------------------------       -----------           -------------------
(State or other jurisdiction        (Commission            (IRS Employer
         of incorporation)          File Number)          Identification No.)


                      7609 Ralston Road, Arvada, CO 80002
         --------------------------------------------------------------
             (Address of principal executive offices) (Postal Code)


        Registrant's telephone number, including area code: (303) 422-8127
                                                            --------------





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Item 1. CHANGES IN CONTROL OF REGISTRANT

        None


Item 2. ACQUISITION OR DISPOSITION OF ASSETS.

        None


Item 3. BANKRUPTCY OR RECEIVERSHIP

        None


Item 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        None


Item 5. Other Events

     Bernard F. Pracko, II, President of the Company, filed personal bankruptcy on July 25, 2002.

     Wesley F. Whiting was appointed Secretary/Treasurer and Director of Fayber Group, Inc. effective August 29, 2002.

     Wesley F. Whiting, Director, age 70. Mr. Whiting was President, Director, and secretary of Berge Exploration, Inc. (1978-1988) and President, Vice President, and Director of NELX, Inc. (1994-1998), and was Vice President of Westwind Production, Inc. (1997-1998). He was a Director of Kimbell deCar Corporation (1998-2000), and he has been President and a Director of Dynadapt System, Inc. since 1998. He was a Director of Colorado Gold & Silver, Inc. from 1999 to 2000. He was President and Director of Business Exchange Holding Corp. from 2000 to date and Acquisition Lending, Inc. (2000 to date). He was Director and Vice President of Utilitec, Inc. (1999 to 2001). He is Director an Secretary of Agro Science, Inc. (2002 to date). He was Secretary and Director of S.D.E. Holdings 2, Inc. (2000 to date).

Item 6. RESIGNATION OF REGISTRANT'S DIRECTORS

        None

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)    Financial Statements:

                    None

         (b)    Exhibits:

                    None


Item 8. CHANGE IN FISCAL YEAR

        None


Item 9. REGULATION FD DISCLOSURE

        None


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             FAYBER GROUP, INC.
                                             (Registrant)


                                             /s/ Bernard F. Pracko, II
Date:  August 29, 2002                       -----------------------------------
                                             Bernard F. Pracko, II, Director